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                                                                EXHIBIT 10.04

                                [KINGWORLD LOGO]



        This agreement, made as of this April 23, 1990, between Califon Productions, Inc. (herein referred to as the "Owner") and King World Productions, Inc. (herein referred to as the "Distributor") with respect to the television game show program produced for initial telecast in syndication entitled "WHEEL OF FORTUNE" (herein referred to as the "Program").

        Reference is hereby made to the agreement between the Owner and Distributor dated as of December 15, 1982, as amended (herein referred to as the "Distribution Agreement").

        For good and valuable consideration, the parties have agreed to amend and modify the Distribution Agreement as hereinbelow set forth. In all other respects all of the provisions of the Distribution Agreement shall continue in full force and effect as therein set forth.

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        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.

KING WORLD PRODUCTIONS, INC.                    CALIFON PRODUCTIONS, INC.


By:   /s/ Stephen W. Palley                    By:      /s/ Robert Murphy
   ______________________________                  ____________________________
      Chief Operating Officer                                President